UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 602-244-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 11, 2008, ON Semiconductor Corporation (“ON”) referenced in a news release its proposed acquisition of AMIS Holdings, Inc. (“AMIS”). See below for important additional information on this proposed acquisition. A copy of ON’s news release is attached hereto as EXHIBIT 99.1.

IMPORTANT ADDITIONAL INFORMATION

This communication is being made in respect of the proposed transaction involving ON and AMIS. In connection with the proposed transaction, ON has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (File No. 333-148630), as amended, containing a joint proxy statement/prospectus and each of ON and AMIS have filed with the SEC other documents regarding the proposed transaction. The joint proxy statement/prospectus will be mailed to stockholders of ON and AMIS on or about February 11, 2008. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by ON and AMIS through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC from ON by directing a request to ON Semiconductor Corporation, 5005 East McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or going to ON’s corporate website at www.onsemi.com, or from AMIS by directing a request to AMIS Holdings, Inc., 2300 Buckskin Road Pocatello, ID, 83201, Attention: Investor Relations (telephone: 208-233-4690) or going to AMIS’ corporate website at www.amis.com. ON Semiconductor stockholders needing assistance with voting may also contact ON Semiconductor’s proxy advisor, MacKenzie Partners, Inc., at (800) 322-2885. AMIS stockholders needing assistance with voting may contact AMIS’ proxy solicitation firm, The Altman Group, at (866) 406-2289.

ON and AMIS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ON’s directors and executive officers is contained in its annual proxy statement filed with the SEC on April 11, 2007. Information regarding AMIS’ directors and executive officers is contained in AMIS’ annual proxy statement filed with the SEC on May 24, 2007. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC (when available).

Item 9.01.	Financial Statements and Exhibit.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated February 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 11, 2008	ON SEMICONDUCTOR CORPORATION
(Registrant)

	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated February 11, 2008

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